Finance income (Tables)	12 Months Ended
Dec. 31, 2022
Finance income.
Summary of finance income

		2022	2021	2020
	Note	£m	£m	£m
Bank interest received		5	1	2
Interest receivable on foreign exchange swaps		—	—	3
Fair value gain on hedge ineffectiveness		22	—	—
Hyperinflation accounting adjustment		22	3	—
Interest on net defined benefit asset	A10	—	—	1
Total finance income		49	4	6